UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

FIRST TRACKS BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43177	39-5003207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 210, San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

(858) 362-6295

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TRAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

First Tracks Biotherapeutics, Inc. (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed with the SEC on March 3, 2026 (as amended, the “Registration Statement”), relating to the distribution of all of the shares of the Company’s common stock by AnaptysBio, Inc. (“AnaptysBio”) to holders of AnaptysBio common stock on a pro rata basis (the “Spin-Off”).

On April 1, 2026, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management. The final information statement, dated April 1, 2026 (the “Information Statement”), is attached hereto as Exhibit 99.1. AnaptysBio has commenced mailing the Information Statement to holders of AnaptysBio common stock.

As further described in the Information Statement, subject to the satisfaction or waiver of certain conditions, the Spin-Off is expected to be effective as of 12:01 a.m. New York City time on April 20, 2026 (the “Distribution Date”). Holders of AnaptysBio common stock will be entitled to receive one share of the Company’s common stock for every one share of AnaptysBio common stock held on April 6, 2026, the record date for the distribution (“Record Date”).

Although the Company expects that a limited market, commonly known as a “when-issued” trading market, will begin trading on April 6, 2026, and will continue up to the Distribution Date, under the ticker symbol “TRAXV,” the Company’s common stock is expected to begin trading “regular way” on the Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “TRAX” on April 20, 2026, the first trading day after the Spin-Off.

It is expected that there will be two markets in AnaptysBio common stock on Nasdaq: a “regular-way” market under the ticker symbol “ANAB,” in which AnaptysBio common stock will trade with an entitlement to receive the Company’s common stock in the distribution, and an “ex distribution market” under the symbol “ANABV,” in which AnaptysBio common stock will trade without an entitlement to receive the Company’s common stock in the distribution.

The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: statements relating to plans for executing the Spin-Off and the expected timing of the Spin-Off. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property, the ability to effect the separation of companies as described herein and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Information Statement of First Tracks Biotherapeutics, Inc., dated April 1, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2026

FIRST TRACKS BIOTHERAPEUTICS, INC.

By:	/s/ Dan Faga
Name:	Dan Faga
Title:	President, Chief Executive Officer and Interim Chief Financial Officer